UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2006

FIBERSTARS, INC.
(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

          On May 11, 2006, Fiberstars, Inc. issued a press release regarding its operating results for the quarter ended March 31, 2006, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  On May 11, 2006, Fiberstars, Inc. held a previously announced teleconference for investors to discuss the results of operations and to answer investor questions. The teleconference was simultaneously webcast and is available on the Company’s website, www.fiberstars.com. A transcript of the teleconference is furnished herewith as Exhibit 99.2

Item 9.01.  Financial Statements and Exhibits

               (d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May, 11, 2006 regarding Results for the quarter ended March 31, 2006.

99.2	Transcript of Fiberstars, Inc. teleconference held May 11, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2006

FIBERSTARS, INC.

	By:	/s/ Robert A. Connors

	Name:	Robert A. Connors
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May, 11, 2006 regarding results for the quarter ended March 31, 2006.

99.2	Transcript of Fiberstars, Inc. teleconference held May 11, 2006.